MANNING & NAPIER FUND, INC.

Pro-Blend Conservative Term Series

(Class S, I, R, L, W and Z)

Pro-Blend Moderate Term Series

(Class S, I, R, L, W and Z)

Pro-Blend Extended Term Series

(Class S, I, R, L, W and Z)

Pro-Blend Maximum Term Series

(Class S, I, R, L, W and Z)

(together, the “Pro-Blend Series”)

Equity Series (Class S and W)

Overseas Series (Class S, I, W and Z)

Disciplined Value Series (Class S, I, W and Z)

Rainier International Discovery Series

(Class S, I, W and Z)

Core Bond Series (Class S, I, W and Z)

Credit Series (Class W)

Diversified Tax Exempt Series (Class A and W)

High Yield Bond Series (Class S, I, W and Z)

New York Tax Exempt Series

(Class A and W)

Real Estate Series (Class S, I, W and Z)

Unconstrained Bond Series (Class S, I, W and Z)

Supplement dated April 4, 2022 to:

•	the Summary Prospectuses of the Pro-Blend Series, Equity Series, Overseas Series, Disciplined Value Series, Rainier International Discovery Series, Core Bond Series, Credit Series, Diversified Tax Exempt Series, High Yield Bond Series, New York Tax Exempt Series, Real Estate Series and Unconstrained Bond Series, each dated March 1, 2022 (each a “Summary Prospectus” and together, the “Summary Prospectuses”); and
•	the Prospectuses of each of the Pro-Blend Series, Equity Series, Overseas Series, Disciplined Value Series and Rainier International Discovery Series, and the Prospectus of the Core Bond Series, Credit Series, Diversified Tax Exempt Series, High Yield Bond Series, New York Tax Exempt Series, Real Estate Series and Unconstrained Bond Series, each dated March 1, 2022 (each a “Prospectus” and together, the “Prospectuses”)

This supplement provides new and additional information beyond that contained in the Summary Prospectuses and Prospectuses. It should be read in conjunction with the Summary Prospectuses and Prospectuses.

Manning & Napier Advisors, LLC (“Manning & Napier”) serves as investment adviser to each of the above-named Series. Rainier Investment Management, LLC (“Rainier”), a company majority owned by Manning & Napier’s parent company, serves as investment sub-adviser to the Rainier International Discovery Series.

Manning & Napier, Inc. (“MN Inc.”) is the ultimate parent company of Manning & Napier and Rainier. On April 1, 2022, MN Inc. and Callodine Group, LLC (“Callodine”) announced a definitive agreement under which an affiliate of Callodine would acquire MN Inc. Affiliates of Callodine are executing the proposed acquisition in partnership with East Asset Management, LLC ("EAM"). The proposed acquisition is expected to close in the third quarter of 2022, contingent upon stockholder approval and other customary closing conditions. Following the closing, MN Inc. will become a wholly owned subsidiary of an affiliate of Callodine, adding an experienced investment management business to Callodine's growing platform.

Manning & Napier's management team, investment philosophy and processes, client-facing teams, and stewardship groups are expected to remain in place, and the proposed combination with Callodine is expected to provide capital resources, long-term stability, and additional investment capabilities to drive the firm's next phase of growth. As part of the Callodine platform, Manning & Napier will continue to focus on delivering superior results for clients while pushing its key strategic initiatives forward.

Under the Investment Company Act of 1940, consummation of this transaction will result in the automatic termination of each Series’ investment advisory agreement with Manning & Napier and the Rainier International Discovery Series’ investment sub-advisory agreement with Rainier. Thus, each Series’ Board of Directors will be asked to approve a new investment advisory agreement and, with respect to the Rainier International Discovery Series, a new sub-advisory agreement. If approved by each Series’ Board, the new investment advisory agreement and new sub-advisory agreement are expected to be presented to each Series’ shareholders for approval, and, if approved, would take effect upon the closing of the transaction.

A proxy statement providing additional information about the transaction and describing the new agreements in greater detail will be furnished to shareholders in connection with the solicitation of proxies to be voted on the proposal at an upcoming shareholder meeting of each Series.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

MN Supp 4.4.22

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